EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SMTEK International, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Smith, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2004

By:	/s/ Edward J. Smith
Edward J. Smith
Chief Executive Officer and President
SMTEK International, Inc.